SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 7,2006
                                                          ----------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-9624                  22-2332039
----------------------------        --------------         -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985
  Wilmington, Delaware,                                      19899-8985
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-14(C))

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

Item 1.03 Bankruptcy or Receivership

     On December 7, 2006, International Thoroughbred Breeders, Inc. ("ITB" or the "Company"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Florida, Palm Beach Division (the "Bankruptcy Court"), under Case Number 06-16441(BKC-SHF). The Company will continue to operate its business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On December 4, 2006 the Company's primary operating subsidiary, ITG Vegas, Inc. which operates the Palm Beach Casino Line, and other associated subsidiaries filed for Chapter 11 protection. A copy of a press release issued on December 7, 2006 is attached and is filed as an exhibit hereto.

     Certain of the information contained in the attached press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Debtors' current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Debtors' operations and business environments which may cause the actual results of the Debtors to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Debtors to continue as a going concern; the Debtors' ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Debtors to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Debtors to obtain and maintain normal terms with vendors and service providers; the Debtors' ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Debtors' liquidity or results of operations; the ability of the Debtors to fund and execute their business plan; the ability of the Debtors to attract, motivate and/or retain key executives and associates; the ability of the Debtors to attract and retain customers; demand for gaming in the markets in which the Debtors operate; economic conditions; the effects of any hostilities or act of war or any terrorist attack; labor costs; financing costs; the cost and availability of insurance; fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Debtors' products; and other risks and uncertainties set forth from time to time in ITB's reports to the United States Securities and Exchange Commission.




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


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 9.01 Financial Statements and Exhibits.

9.01(d) Exhibit

99.1 Press Release issued December 7, 2006 (incorporated by reference in this Form 8-K)




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


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             INTERNATIONAL THOROUGHBRED
                             BREEDERS, INC


December 7, 2006             /s/Francis W. Murray
                             -------------------------------------
                             Francis W. Murray, President,
                             Chief Executive Officer and Treasurer






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


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES




99.1 Press Release issued December 7, 2006






FOR IMMEDIATE RELEASE
TUESDAY, DECEMBER 7, 2006

                                 For further information, please contact:
                                 Francis W. Murray
                                 Chairman
                                 International Thoroughbred Breeders, Inc.
                                 610-291-3131


                    International Thoroughbred Breeders, Inc.
                       Files for Chapter 11 Reorganization


Wilmington, Delaware - International Thoroughbred Breeders, Inc. ("ITB" "the company") filed for protection today under Chapter 11 of the United States Bankruptcy Code. On December 5, 2006, the company's primary operating subsidiary, ITG Vegas, Inc. which operates the Palm Beach Casino Line, in Palm Beach, Florida filed for protection under Chapter 11. Mr. Francis W. Murray, Chairman of the company stated that "The holding company, ITB, is dependant upon the operating subsidiaries for upstream payments for operating funds and given the unknown consequences of the ITG Vegas, Inc. filing this action was taken to preserve our ability to continue as a company until certain assets can be sold in order to satisfy the amounts due to creditors. Management is committed to developing a plan of reorganization that will serve all its constituencies fairly and as promptly as possible."



                                      (END)


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